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                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549


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                                   FORM 8-K

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                                CURRENT REPORT

    PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

                                 MAY 25, 1995
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               Date of report (Date of earliest event reported)


                           ML MEDIA PARTNERS, L.P.
     (Exact name of registrant as specified in its governing instruments)



                   DELAWARE                                0-14871                           13-3321085
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(State or other jurisdiction of incorporation)      Commission File Number    (I.R.S. Employer Identification Number)
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WORLD FINANCIAL CENTER - SOUTH TOWER
NEW YORK, NEW YORK                                                    10080-6114
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(Address of principal executive offices)                              (Zip Code)


Registrant's telephone number, including area code                (212) 236-6472

                                      N/A
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         (Former name or former address, if changed since last report)


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                       Exhibit Index appears on page 4
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ITEM 5.  OTHER EVENTS.

        On May 25, 1995, ML Media Partners, L.P. (the "Partnership") entered into an agreement (the "Asset Purchase Agreement") with Quincy Newspapers, Inc.
("Quincy") to sell to Quincy substantially all of the assets used in the operations of the Partnership's television station WREX-TV, Rockford, Illinois
(the "Station"), other than cash and accounts receivable. The purchase price for the assets is $18,370,500. It is expected that the entire proceeds of the sale, after application to the expenses and liabilities relating to the sale, will be applied to repay a portion of the bank indebtedness secured by the assets of the Station and by the assets of the Partnership's television station KATC-TV, Lafayette, Louisiana; the remaining balance of the indebtedness will continue to be secured by the assets of KATC-TV. The Buyer is not assuming the accounts payable or other liabilities of the Station and the Partnership will remain liable therefor. Consummation of the sale pursuant to the Asset Purchase Agreement is subject to the satisfaction of certain conditions, including obtaining approvals from the Federal
Communications Commission.

        The Asset Purchase Agreement is attached as an exhibit hereto.
Reference is made to the Asset Purchase Agreement for all of the terms of the sale.




ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

        Exhibit 10.1 - Asset Purchase Agreement, dated May 25, 1995, between
ML Media Partners, L.P. and Quincy Newspapers, Inc.



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                                  SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                         ML MEDIA PARTNERS, L.P.

                         BY:  MEDIA MANAGEMENT PARTNERS, its
                              general partner

                         BY:  RP MEDIA MANAGEMENT, a general
                              partner

                         BY:  IMP MEDIA MANAGEMENT, INC.,
                              its managing general partner


                         By:  /s/ ELIZABETH MCNEY YATES
                              -----------------------------
                                Elizabeth McNey Yates
                                Vice President



Dated:  May 26, 1995





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                                 EXHIBIT INDEX


Exhibit 10.1 - Asset Purchase Agreement, dated May 25, 1995, between ML
Media Partners, L.P. and Quincy Newspapers, Inc. . . . . . . . . .  page 5




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